UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 9, 2012

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Compensation Plans

On February 8, 2012, the Board of Directors of NACCO Industries, Inc., referred to as NACCO, adopted (1) the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2012), referred to as the NACCO LTIP and (2) the NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Bonus Plan (Amended and Restated Effective March 1, 2012), referred to as the NACCO Supplemental LTIP and, together with the NACCO LTIP, referred to as the Equity Compensation Plans, for the benefit of key employees of NACCO and its subsidiaries.

On February 7, 2012, the Compensation Committee, referred to as the NMHG Compensation Committee, of the Board of Directors of NACCO Materials Handling Group, Inc., referred to as NMHG, a wholly-owned subsidiary of NACCO, adopted the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Amended and Restated Effective as of January 1, 2012), referred to as the NMHG LTIP, for the benefit of key employees of NMHG and its subsidiaries.

The NACCO LTIP and the NMHG LTIP were adopted, in part, to meet the criteria for federal income tax deductibility under Section 162(m) of the Internal Revenue Code, referred to as Code Section 162(m), of all or a portion of the awards under the plans.

The Equity Compensation Plans and the NMHG LTIP were adopted subject to approval by the stockholders of NACCO. The stockholders of NACCO approved the Equity Compensation Plans and the NMHG LTIP on May 9, 2012.

NACCO LTIP

The NACCO LTIP was amended to, among other things, (1) allow employees of NACCO's subsidiaries to participate in the plan, (2) expand the types of permitted performance objectives, (3) clarify that different groups of participants may be subject to different performance objectives for the same performance period and (4) increase the maximum amount that can be paid to a participant in a single year as a result of awards under the NACCO LTIP from $10 million to the greater of $12 million or the fair market value of 500,000 award shares.
Dollar-denominated target level awards under the NACCO LTIP are made to participants for performance periods of one or more years (or portions thereof) in amounts determined pursuant to performance goals and a formula which are based on specified performance objectives. Awards under the NACCO LTIP are paid partly in cash and partly in shares of NACCO's Class A Common Stock, referred to as Class A Common, the transfer of which is generally restricted for a period of ten years (or such shorter time as determined under the plan). The number of award shares is determined by dividing the stock component of the award by the average share price.

For 2012, participants in the NACCO LTIP are eligible to earn a target incentive award for the performance period of January 1, 2012 through December 31, 2012. On March 13, 2012, the NACCO Compensation Committee determined that 100% of the awards under the NACCO LTIP for 2012 will be based on NACCO's adjusted consolidated return on total capital employed.

NACCO Supplemental LTIP

The NACCO Supplemental LTIP gives the Compensation Committee of the Board of Directors of NACCO, referred to as the NACCO Compensation Committee, the discretion to reward key employees with equity compensation for extraordinary service or results.

The NACCO Supplemental LTIP was amended to, among other things, (1) allow employees of NACCO's subsidiaries to participate in the plan and (2) increase the number of shares of Class A Common available for issuance pursuant to awards under the plan by 17,567 shares of Class A Common, to a total of 100,000 shares of Class A Common.

Final incentive awards under the Equity Compensation Plans for 2012 will be determined by the NACCO Compensation Committee following December 31, 2012 and such awards will be paid during the period from January 1, 2013 through March 15, 2013 in cash and/or shares of restricted Class A Common Stock, as applicable, less applicable withholdings.

NMHG LTIP

The NMHG LTIP was amended to, among other things, (1) expand the types of permitted performance objectives, (2) clarify that different groups of participants may be subject to different performance objectives for the same performance period, (3) increase the maximum amount that may be paid to a participant in a single year as a result of awards under the NMHG LTIP from $5 million ($7 million with interest) to $6 million ($8 million with interest) and (4) provide that target awards may be changed mid-year to correspond to changes in a participant's employment status.
On March 13, 2012, the NMHG Compensation Committee determined that 100% of the awards under the NMHG LTIP for 2012 will be based on NMHG's adjusted consolidated return on total capital employed.

Annual Incentive Compensation Plan

On February 7, 2012, the NMHG Compensation Committee also adopted the NACCO Annual Incentive Compensation Plan (Effective January 1, 2012), referred to as the NACCO Annual Plan, for the benefit of key management employees of NACCO and NMHG. The NACCO Annual Plan was adopted, in part, to meet the criteria for federal income tax deductibility under Code Section 162(m) of all or a portion of the awards under the plan.

The NACCO Annual Plan replaces both the NACCO Industries, Inc. Annual Incentive Compensation Plan, which was terminated effective December 31, 2011, and the NACCO Materials Handling Group, Inc. 2011 Annual Incentive Compensation Plan, which, by its terms, was only in effect during 2011. The NACCO Annual Plan provides benefits that are substantially similar to those provided under the prior annual plans, except that (1) the eligibility provisions have been changed, (2) the types of permitted performance objectives have been expanded, (3) the plan has been clarified to provide that different groups of participants may be subject to different performance objectives for the same performance period and (4) the maximum amount that may be paid to a participant in a single year as a result of awards under the NACCO Annual Plan is $8 million.

The adoption of the NACCO Annual Plan was subject to the approval by the stockholders of NACCO. The stockholders of NACCO approved the NACCO Annual Plan on May 9, 2012.

The NACCO Annual Plan provides that each participant is eligible to earn a target incentive award during a specified one-year performance period. The final payout for each individual under the NACCO Annual Plan is generally based on the participant's target award measured against established performance criteria for the performance period, which performance criteria may differ for different classifications of participants.

The NMHG Compensation Committee, in its discretion, may increase or decrease awards under the plan and may approve the payment of awards where performance would otherwise not meet the minimum criteria set for payment of awards, except that awards (or portions thereof) that are intended to be “qualified performance-based awards” under Code Section 162(m) may not be increased.

On March 13, 2012, the NMHG Compensation Committee determined that 100% of the awards under the NACCO Annual Plan for 2012 will be based on NACCO's adjusted consolidated return on total capital employed. Final incentive awards under the NACCO Annual Plan for 2012 will be determined by the NMHG Compensation Committee following December 31, 2012 and such awards will be paid during the period from January 1, 2013 through March 15, 2013 to participants in cash, less applicable withholdings.

The Equity Compensation Plans, the NMHG LTIP and the NACCO Annual Plan are listed as exhibits to this Current Report on Form 8-K as Exhibits 10.1, 10.3, 10.5 and 10.6 and are hereby incorporated into this Item 5.02 by reference. The form agreements to the Equity Compensation Plans are attached to this Current Report on Form 8-K as Exhibits 10.2 and 10.4 and are hereby incorporated into this Item 5.02 by reference.  The foregoing summary is qualified in its entirety by reference to the full text of the exhibits.

Item 5.07. Submission of Matters to a Vote of Security Holders.

NACCO held its Annual Meeting of Stockholders on May 9, 2012.

The stockholders elected each of the following nine nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTE FOR	VOTE WITHHELD	BROKER NON-VOTES
John P. Jumper	19,212,093	2,399,156	389,438
Dennis W. LaBarre	19,221,902	2,389,347	389,438
Richard de J. Osborne	21,406,875	204,374	389,438
Alfred M. Rankin, Jr.	21,412,187	199,062	389,438
Michael E. Shannon	21,413,782	197,467	389,438
Britton T. Taplin	21,419,111	192,138	389,438
David F. Taplin	20,086,155	1,525,094	389,438
John F. Turben	21,408,081	203,168	389,438
Eugene Wong	21,498,583	112,666	389,438

The stockholders approved the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2012):

For	20,689,737
Against	857,486
Abstain	64,026
Broker Non-Votes	389,438

The stockholders approved the NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Bonus Plan (Amended and Restated Effective March 1, 2012):

For	21,400,330
Against	147,643
Abstain	63,276
Broker Non-Votes	389,438

The stockholders approved the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Amended and Restated Effective as of January 1, 2012):

For	21,385,649
Against	161,324
Abstain	64,276
Broker Non-Votes	389,438

The stockholders approved the NACCO Annual Incentive Compensation Plan (Effective January 1, 2012):

For	21,384,343
Against	163,580
Abstain	63,326
Broker Non-Votes	389,438

The stockholders confirmed the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm of NACCO for the current fiscal year:

For	21,939,662
Against	51,507
Abstain	9,518

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
10.1
NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2012) (incorporated by reference to Appendix A to NACCO's Definitive Proxy Statement, filed by NACCO on March 16, 2012, Commission File Number 1-9172)

10.2	Form Award Agreement for the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2012)
10.3
NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Bonus Plan (Amended and Restated Effective March 1, 2012) (incorporated by reference to Appendix B to NACCO's Definitive Proxy Statement, filed by NACCO on March 16, 2012, Commission File Number 1-9172)

10.4	Form Award Agreement for the NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Bonus Plan (Amended and Restated Effective March 1, 2012)
10.5
NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Amended and Restated Effective as of January 1, 2012) (incorporated by reference to Appendix C to NACCO's Definitive Proxy Statement, filed by NACCO on March 16, 2012, Commission File Number 1-9172)

10.6
NACCO Annual Incentive Compensation Plan (Effective January 1, 2012) (incorporated by reference to Appendix D to NACCO's Definitive Proxy Statement, filed by NACCO on March 16, 2012, Commission File Number 1-9172)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 11, 2012		NACCO INDUSTRIES, INC.

		By:	/s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1
NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2012) (incorporated by reference to Appendix A to NACCO's Definitive Proxy Statement, filed by NACCO on March 16, 2012, Commission File Number 1-9172)

10.2	Form Award Agreement for the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2012)
10.3
NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Bonus Plan (Amended and Restated Effective March 1, 2012) (incorporated by reference to Appendix B to NACCO's Definitive Proxy Statement, filed by NACCO on March 16, 2012, Commission File Number 1-9172)

10.4	Form Award Agreement for the NACCO Industries, Inc. Supplemental Executive Long-Term Incentive Bonus Plan (Amended and Restated Effective March 1, 2012)
10.5
NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Amended and Restated Effective as of January 1, 2012) (incorporated by reference to Appendix C to NACCO's Definitive Proxy Statement, filed by NACCO on March 16, 2012, Commission File Number 1-9172)

10.6
NACCO Annual Incentive Compensation Plan (Effective January 1, 2012) (incorporated by reference to Appendix D to NACCO's Definitive Proxy Statement, filed by NACCO on March 16, 2012, Commission File Number 1-9172)